UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2010

ExamWorks Group, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-34930

Delaware	27-2909425
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

3280 Peachtree Road, N.E.
Suite 2625
Atlanta, GA
(Address of principal executive offices, including zip code)

(404) 952-2417
 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

Item 1.02.	Termination of a Material Definitive Agreement

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On November 2, 2010, the new senior revolving credit facility, dated October 11, 2010, by and among ExamWorks Group, Inc. (the “Company”), Bank of America, N.A., as administrative agent, and the other lenders party thereto, became available for funding in connection with the completion of the initial public offering of the Company’s common stock.  The new senior credit facility provides for borrowings of up to $180 million and replaces the Company’s previously existing $110 million senior credit facility with Fifth Third Bank, as administrative agent, and the lenders party thereto (the “Prior Credit Facility”).  All commitments under the Prior Credit Facility have been terminated and the Company has repaid in full all outstanding amounts under the Prior Credit Facility with proceeds from the Company’s initial public offering.

The new senior credit facility provides for up to $15 million in the form of letters of credit, and up to $15 million in the form of swingline loans. The Company may elect to increase the new senior credit facility by an additional $50 million, so long as it is not in default under the terms of the credit agreement and certain other requirements are satisfied. Loans under the new senior credit facility will be used to fund the Company’s acquisition program and for general corporate purposes, including permitted acquisitions.  The new senior credit facility matures on November 2, 2013.  For more detail, please refer to the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Liquidity and Capital Resources” on pages 52 and 53 of the Company’s final prospectus filed with the Securities and Exchange Commission on October 29, 2010 pursuant to Rule 424(b).

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibit No.	Description.

10.1
Credit Agreement, dated as of October 11, 2010, among ExamWorks Group, Inc., a Delaware corporation, the Guarantors party thereto, the Lenders party thereto and Bank of America, N.A., in its capacity as administrative agent (previously filed as exhibit 10.19 to Amendment No. 2 to the Company’s Form S-1 Registration Statement and incorporated by reference herein)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ExamWorks Group, Inc.

Date: November 4, 2010	By:	/s/ J. Miguel Fernandez de Castro
J. Miguel Fernandez de Castro
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1
Credit Agreement, dated as of October 11, 2010, among ExamWorks Group, Inc., a Delaware corporation, the Guarantors party thereto, the Lenders party thereto and Bank of America, N.A., in its capacity as administrative agent (previously filed as exhibit 10.19 to Amendment No. 2 to the Company’s Form S-1 Registration Statement and incorporated by reference herein)